Exhibit 99.2

          AMENDMENT NO. 11 AND WAIVER dated as of January 1, 2003 (this "Amendment"), to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Magellan Health Services, Inc., a Delaware corporation (the "Parent Borrower"); Charter Behavioral Health System of New Mexico, Inc., a New Mexico corporation; Merit Behavioral Care Corporation, a Delaware corporation; each other wholly owned domestic subsidiary of the Parent Borrower that becomes a "Subsidiary Borrower" pursuant to Section 2.23 of the Credit Agreement (each, a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers" (such term is used herein as modified in Article I of the Credit Agreement); the Parent Borrower and the Subsidiary Borrowers are collectively referred to herein as the "Borrowers"); the Lenders (as defined in Article I of the Credit Agreement); JPMorgan Chase Bank, formerly The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, as collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as an issuing bank (in such capacity, an "Issuing Bank"); Wachovia Bank, National Association, formerly First Union National Bank, a national banking association, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders and as an issuing bank (in such capacity, an "Issuing Bank"); and Credit Lyonnais New York Branch, a licensed branch of a bank organized and existing under the laws of the Republic of France, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders and as an issuing bank (in such capacity, an "Issuing Bank" and, together with JPMorgan Chase Bank and Wachovia Bank, National Association, each in its capacity as an issuing bank, the "Issuing Banks").

        A.    The Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

        B.    The Parent Borrower has requested that the Required Lenders grant a waiver of any Event of Default that may exist or occur as a result of any failure by the Borrowers to comply with any of the financial covenant requirements for the periods ending September 30, 2002, and December 31, 2002, as set forth in Sections 6.10, 6.11 and 6.12 of the Credit Agreement and to amend certain provisions of the Credit Agreement, and the Required Lenders are willing so to grant such waiver and so to amend such provisions, on the terms and subject to the conditions set forth herein.

        C.    Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Waivers.    (a) The Lenders hereby waive any Event of Default arising directly as a result of the failure of the Borrowers to comply with the requirement of Section 6.10 of the Credit Agreement that the Borrowers not permit the Interest Expense Coverage Ratio to be less than 1.95 to 1.00 as tested at September 30, 2002, and December 31, 2002.

        (b)  The Lenders hereby waive any Event of Default arising directly as a result of the failure of the Borrowers to comply with the requirement of Section 6.11 of the Credit Agreement that the Borrowers not permit the Leverage Ratio to be more than 5.00 to 1.00 as tested at September 30, 2002, and December 31, 2002.

        (c)  The Lenders hereby waive any Event of Default arising directly as a result of the failure of the Borrowers to comply with the requirement of Section 6.12 of the Credit Agreement that the Borrowers not permit the Senior Debt Ratio to be more than 2.25 to 1.00 as tested at September 30, 2002, and December 31, 2002.

        (d)  The waivers provided for in paragraphs (a), (b) and (c) above shall terminate and expire at 11:59 p.m., New York City time, on January 15, 2003, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent and the Lenders shall have all such rights and remedies, as if such waivers had never been granted. The period commencing on December 31, 2002, through and including January 15, 2003, is referred to herein as the "Waiver Period".

        SECTION 2.    Amendment.    (a) Section 2.03 of the Credit Agreement is hereby amended by inserting at the end thereof:

  Notwithstanding anything to the contrary in this Section 2.03, on and after January 1, 2003, the Lenders shall not be obligated to make any Eurodollar Loan.

        (b)  Section 2.10 of the Credit Agreement is hereby amended by inserting at the end thereof:

  Notwithstanding anything to the contrary in this Section 2.10, on and after January 1, 2003, (a) each Eurodollar Borrowing with an Interest Period ending on or after January 1, 2003, that is not repaid in full at the end of such Interest Period shall be automatically continued at the end of such Interest Period as an ABR Borrowing and (b) any request to convert any portion of any ABR Borrowing to a Eurodollar Borrowing, to convert any Interest Period or to continue any Eurodollar Borrowing shall be ineffective.

        SECTION 3.    Agreements.    (a) Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.01(b) and (c) and Section 2.24(a) of the Credit Agreement, during the Waiver Period, the Lenders will not be obligated to make any Revolving Loan or Swingline Loan to the extent (i) the sum of (x) the amount of such Revolving Loan or Swingline Loan, (y) the amount of Available Unrestricted Cash (as hereinafter defined) as set forth on the Consolidated Magellan Cash Flow Statement (as hereinafter defined) most recently delivered to the Lenders and (z) the amount by which then outstanding Revolving Loans and Swingline Loans (not including the Revolving Loans or Swingline Loan then being requested) exceeds $45,000,000 would exceed (ii) $20,000,000. Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in Section 2.02(a) of the Credit Agreement, during the Waiver Period, each Revolving Loan shall be in an aggregate principal amount that is an integral multiple of $100,000 and not less than $3,000,000 (or, if less, the entire amount then available for a Borrowing as provided herein).

        (b)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in the definition of the term "Applicable Percentage" in Section 1.01 of the Credit Agreement, during the Waiver Period, the "Eurodollar Spread", "ABR Spread" and "Fee Percentage", in each case as used in the definition of the term "Applicable Percentage", shall be 3.50%, 2.50% and 1.00%, respectively.

        (c)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in the definition of the term "Asset Sale" in Section 1.01 of the Credit Agreement, during the Waiver Period, any sales, transfers or other dispositions of Real Estate for Sale in one transaction or a series of related transactions having an aggregate value in excess of $200,000 shall be deemed to be an "Asset Sale" for purposes of Section 2.13(a) of the Credit Agreement.

        (d)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.06(a) and (b) of the Credit Agreement, during the Waiver Period, the interest rate spreads set forth in Section 2.06(a) of the Credit Agreement with respect to Tranche B Term Loans and Tranche C Term Loans shall be 3.25% and 3.50%, respectively and (ii) the interest rate spreads set forth in Section 2.06(b) of the Credit Agreement with respect to Tranche B Term Loans and Tranche C Term Loans shall be 4.25% and 4.50%, respectively.

        (e)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.13(a) of the Credit Agreement, during the Waiver Period, the reference to "$2,500,000" in Section 2.13(a) of the Credit Agreement shall be deemed to be "$1,000,000".

        (f)    Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.13(c) of the Credit Agreement, during the Waiver Period, the reference to "$5,000,000" in Section 2.13(c) of the Credit Agreement shall be deemed to be "$1,000,000".

        (g)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.13(d) of the Credit Agreement, during the Waiver Period, the reference to "$5,000,000" in Section 2.13(d) of the Credit Agreement shall be deemed to be "$1,000,000".

        (h)  The Parent Borrower agrees (i) to deliver to the Administrative Agent, not later than January 10, 2003, a detailed report setting forth its plans with respect to a refinancing of the Obligations under the Credit Agreement, including a list of financing sources that the Parent Borrower has contacted prior to such date and additional financing sources that the Parent Borrower proposes to contact and a timetable for engaging in discussions with such financing sources regarding such refinancing, (ii) to deliver promptly to the Administrative Agent copies of all communications and correspondence with financing sources with respect to such refinancing and (iii) to use its commercially reasonable efforts to effect such refinancing.

        SECTION 4.    Prohibition on Certain Transactions.    During the Waiver Period, the Borrowers will not, and will not cause or permit any of the Subsidiaries (other than the Subsidiary Non-Guarantors, except with respect to Section 6.01) to, effect any transaction that would be permitted by:

        (a)  paragraphs (d), (i), (j) and (k) of Section 6.01 of the Credit Agreement;

        (b)  paragraphs (c) and (e) of Section 6.01 of the Credit Agreement to the extent the aggregate amount of Indebtedness incurred since September 30, 2002, and remaining outstanding under paragraphs (c), (e) and (f) of Section 6.01 would exceed $10,000,000 at any time;

        (c)  paragraph (k) of Section 6.02 of the Credit Agreement;

        (d)  paragraph (r) of Section 6.02 of the Credit Agreement to the extent such Liens would apply to any assets other than Restricted Cash (as used herein, "Restricted Cash" shall mean, at any time, cash or cash equivalents held by the Parent Borrower and its Subsidiaries that, in accordance with GAAP and otherwise consistent with the Parent Borrower's classification thereof in its prior financial statements, would be classified as "restricted cash" on the Parent Borrower's consolidated balance sheet at such time);

        (e)  Section 6.03 of the Credit Agreement;

        (f)    paragraphs (c), (f), (n) and (o) of Section 6.04 of the Credit Agreement;

        (g)  paragraphs (g) and (h) of Section 6.04 of the Credit Agreement to the extent (i) the aggregate amount of loans, advances and investments outstanding under such paragraphs would exceed $5,000,000 or (ii) such loans, advances and investments are made other than in the ordinary course of business and consistent with past practices;

        (h)  paragraph (d) and (e) of Section 6.05 of the Credit Agreement; and

        (i)    paragraph (a)(ii) of Section 6.06 of the Credit Agreement.

        SECTION 5.    Financial Information.    On a weekly basis during the Waiver Period, the Parent Borrower shall provide to the Administrative Agent and the Agent's Advisor (as hereinafter defined) (for distribution to the Lenders) on Friday of each week (i) an analysis of actual cash flows (including receipts and disbursements) for the immediately preceding week, including the amount of Available Unrestricted Cash, and a reconciliation of projected cash flows for such week to actual cash flows for such week (the "Consolidated Magellan Cash Flow Statement") and (ii) a report containing any other information relating to the Parent Borrower's financial condition and operations as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent and certified by a Financial Officer. In addition, on January 3, 2003, the Parent Borrower shall provide to the Administrative Agent and the Agent's Advisor (for distribution to the Lenders) a cash forecast of the Parent Borrower and the Subsidiaries for the 90-day period commencing on the date of each such report setting forth such cash flows on a weekly basis, including the projected amount of Available Unrestricted Cash. As used herein, "Available Unrestricted Cash" means cash and cash equivalents (i) held by the Parent Borrower and available for use to pay its working capital and other general corporate obligations free of any required regulatory or contractual restrictions or approvals (excluding contractual restrictions on dividends and distributions in the 2001 Notes Indenture, the Subordinated Notes Indenture, the Credit Agreement, and other debt instruments), and (ii) held by any Subsidiaries and available for dividend or distribution, directly or indirectly, to the Parent Borrower for use as described in the preceding clause (i), free of any required regulatory or contractual restrictions or approvals.

        SECTION 6.    Certain Payments.    During the Waiver Period, the Borrowers will not, and will not cause or permit any of the Subsidiaries to, pay (whether in cash or otherwise, including through the issuance of Letters of Credit), offer to commit to pay or prepay, any contractual payment obligation, deferred earn-out obligation or other performance-based payment obligation incurred in connection with any Permitted Acquisition or any other contract or agreement, other than any such payments made substantially contemporaneously when due in accordance with the terms of the applicable agreement relating to any such obligation.

        SECTION 7.    Cooperation.    (a) The Parent Borrower shall make its senior management and Gleacher Partners, LLC (the "Financial Advisor") available for meetings and conference calls with the Lenders and Alvarez & Marsal, Inc. (the "Agent's Advisor") as frequently as reasonably requested by the Administrative Agent. In addition, the Parent Borrower agrees to provide the Agent's Advisor access to its management, employees and the Financial Advisor, at the reasonable request of the Agent's Advisor, to review and discuss the Parent Borrower's business and financial plan.

        (b)  The Parent Borrower shall cooperate with, and provide assistance to, the Administrative Agent and the Agent's Advisor in their performance of reasonable due diligence activities with respect to the Parent Borrower and the Subsidiaries, including, at the Administrative Agent's option, an examination of accounts receivable, cash, accounting policies and procedures and such other aspects of the operations, business affairs and financial condition of the Parent Borrower or any Subsidiary as the Administrative Agent may reasonably request. No later than five Business Days after written demand therefor, the Parent Borrower shall pay all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent) in connection with any such due diligence activities.

        SECTION 8.    Events of Default.    Any failure by any Borrower to comply with any term, condition or agreement set forth in Section 4, 5, 6 or 7 of this Amendment shall constitute an immediate Event of Default for all purposes under the Loan Documents, subject to a five Business Day grace period in the case of a failure to comply with Section 5 of this Amendment.

        SECTION 9.    Representations and Warranties.    Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

        (a)  This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

        (b)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

        (c)  Immediately after giving effect to this Amendment, no Default has occurred and is continuing.

        (d)  All Indebtedness and Liens incurred, and investments made, by the Parent Borrower or any of the Subsidiaries (other than the Subsidiary Non-Guarantors, except with respect to Section 6.01) pursuant to Section 6.01(c), (d), (e), (f), (i), (j) and (k), Section 6.02(k) and (r), and Section 6.04(c), (f), (g), (h), (n) and (o) of the Credit Agreement that remain outstanding on the date hereof are identified on Schedules I, II, III, respectively, to this Amendment, and all transactions effected by the Parent Borrower or any of the Subsidiaries pursuant to Section 6.03 of the Credit Agreement, Section 6.05(d) and (e) of the Credit Agreement or Section 6.06(a)(ii) of the Credit Agreement through and including the date hereof are identified on Schedules IV, V and VI, respectively, to this Amendment.

        (e)  No Eurodollar Borrowing has been made or requested since December 18, 2002, and no conversion of any Borrowing or an Interest Period has been made or requested since December 18, 2002.

        SECTION 10.    Conditions to Effectiveness.    This Amendment shall become effective as of January 1, 2003, when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders, (b) the representations and warranties set forth in Section 9 hereof are true and correct and (c) all fees and expenses submitted to the Borrowers and required to be paid or reimbursed by the Borrowers under or in connection with this Amendment and the Credit Agreement (including (i) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore, counsel to the Administrative Agent, and Wachtell, Lipton, Rosen & Katz, bankruptcy counsel to the Administrative Agent, (ii) invoiced fees and expenses of the Agent's Advisor and (iii) all other reasonable fees and expenses of the Administrative Agent due and owing as of the date first above written).

        SECTION 11.    Release.    Each of the Borrowers (a) acknowledges and agrees that it does not have any claim, cause of action or similar right of any kind or nature (collectively, "Claims") against any Lender, the Administrative Agent, the Collateral Agent, any Issuing Bank or any of their respective Affiliates (collectively, the "Released Parties") arising out of, relating to or otherwise connected with any of the Loan Documents, the transactions thereunder or the actions or inactions of any of the Released Parties thereunder or in connection therewith and (b) hereby waives, releases and discharges each Released Party from any and all such Claims, whether known or unknown. The foregoing acknowledgment and release is given as consideration for the agreements and waivers provided for in this Amendment.

        SECTION 12.    Credit Agreement.    Except as specifically waived, amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.

        SECTION 13.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 14.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

MAGELLAN HEALTH SERVICES, INC.,

by	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Executive Vice President and Chief Financial Officer

CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC.,

by	/s/ CHARLOTTE A. SANFORD
Name:	Charlotte A. Sanford
Title:	Treasurer

MERIT BEHAVIORAL CARE CORPORATION,

by	/s/ CHARLOTTE A. SANFORD
Name:	Charlotte A. Sanford
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral Agent and an Issuing Bank,

by	/s/ DAWN LEE LUM
Name:	Dawn Lee Lum
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent and an Issuing Bank,

by	/s/ ARION SKENDERI
Name:	Arion Skenderi
Title:	AVP

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	AmSouth Bank

	by	/s/ TIM MCCARTHY
	Name:	Tim McCarthy
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Bank Polska Kasa Opieki S.A.

	by	/s/ BARRY W. HENRY
	Name:	Barry W. Henry
	Title:	Vice President Senior Lending Officer

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	BDCM OPPORTUNITY FUND, L.P.

	By:	Black Diamond Capital Management, L.L.C.
Its General Partner

	by	/s/ JAMES ZENNI
	Name:	James Zenni
	Title:	President/Co-Founding Principal

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	BLACK DIAMOND CLO 1998-1 LTD.

	by	/s/ ALAN CORKISH
	Name:	Alan Corkish
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	BLACK DIAMOND CLO 2000-1 LTD.

	by	/s/ ALAN CORKISH
	Name:	Alan Corkish
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

	by	/s/ ALAN CORKISH
	Name:	Alan Corkish
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	CONSTANTINUS EATON VANCE CDO V, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Credit Lyonnais New York Branch

	by	/s/ LINDA D. TULLOCH
	Name:	Linda D. Tulloch
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	EATON VANCE CDO III, LTD.
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	EATON VANCE SENIOR INCOME TRUST
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	ELF Funding Trust I
	By:	Highland Capital Management, L.P.
As Capital Manager

	by	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	First Dominion Funding I

	by	/s/ ANDREW H. MARSHAK
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	General Electric Capital Corporation

	by	/s/ JANET K. WILLIAMS
	Name:	Janet K. Williams
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	GRAYSON & CO
	BY:	BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	HarbourView CLO IV, Ltd.

	by	/s/ BILL CAMPBELL
	Name:	Bill Campbell
	Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Highland Legacy Limited
	By:	Highland Capital Management, L.P. As Collateral Manager

	by	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	KZH PONDVIEW LLC

	by	/s/ JOYCE FRASER-BRYANT
	Name:	Joyce Fraser-Bryant
	Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	ML CBO IV Ltd.
	By:	Highland Capital Management, L.P. As Collateral Manager

	by	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Morgan Stanley Prime Income Trust

	by	/s/ PETER GEWIRTZ
	Name:	Peter Gewirtz
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Oppenheimer Senior Floating Rate Fund

	by	/s/ BILL CAMPBELL
	Name:	Bill Campbell
	Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	OXFORD STRATEGIC INCOME FUND
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Pam Capital Funding L.P.
	By:	Highland Capital Management, L.P. As Collateral Manager

	by	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	Pamco Cayman Ltd.
	By:	Highland Capital Management, L.P. As Collateral Manager

	by	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research As Investment Advisor

	by	/s/ JAMES F. O'CONNOR
	Name:	James F. O'Connor
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	SRV-HIGHLAND, INC.

	by	/s/ ANN E. MORRIS
	Name:	Ann E. Morris
	Title:	Asst Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	UBS AG, STAMFORD BRANCH

	by	/s/ ANTHONY N. JOSEPH
	Name:	Anthony N. Joseph
	Title:	Associate Director

	by	/s/ JANICE L. RANDOLPH
	Name:	Janice L. Randolph
	Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	VAN KAMPEN PRIME RATE INCOME TRUST
	By:	Van Kampen Investment Advisory Corp.

	by	/s/ BRAD LANGS
	Name:	Brad Langs
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 11 AND WAIVER DATED AS OF JANUARY 1, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:	VAN KAMPEN SENIOR INCOME TRUST
	By:	Van Kampen Investment Advisory Corp.

	by	/s/ BRAD LANGS
	Name:	Brad Langs
	Title:	Vice President